Exhibit 10.7

SHARE REDEMPTION AGREEMENT

This Agreement is made as of the 31st day of January, 2017, between

DTR LLC, a limited liability company existing under the laws of Delaware (“Shareholder”)

- and -

CANADA GOOSE HOLDINGS INC., a corporation existing under the laws of British Columbia (“Company”)

RECITALS

A.	Shareholder is the beneficial and registered owner of 63,576,003 Class D Preferred shares in the capital of the Company (the “Preferred Shares”); and

B.	Shareholder desires to transfer and Company desires to redeem the Preferred Shares for cancellation upon and subject to the terms and conditions set forth herein.

For value received, the parties agree as follows:

ARTICLE 1 – INTERPRETATION

Section 1.1 Definitions

In this Agreement:

(1)         “Act” means the Income Tax Act (Canada) and all terms defined in the Act have the same meaning where used in this Agreement.

(2)         “Agreement” means this share redemption agreement, as amended, supplemented or restated from time to time.

(3)         “Redemption Price” has the meaning given thereto in Section 2.3.

ARTICLE 2 – TRANSFER AND REDEMPTION

Section 2.1 Redemption

Subject to the terms and conditions of this Agreement, Shareholder hereby sells, assigns and transfers to Company and Company, with effect as of the date hereof, hereby redeems and purchases from Shareholder all of the Shareholder’s right, title and interest in the Preferred Shares. Shareholder hereby renounces any and all title, claim and interest which Shareholder has or may have in the future with respect to any dividend or other payment or distribution on the Preferred Shares.

Section 2.2 Waiver

Shareholder hereby waives and renounces any right to receive notice of redemption or payment of the redemption price in respect of the Preferred Shares other than the Redemption Price payable under this Agreement.

Section 2.3 Redemption Price

In consideration for the redemption of the Preferred Shares from Shareholder, Company shall issue to the Shareholder a non-interest bearing note dated the date hereof in the amount of $63,576,003 (the “Redemption Price”).

ARTICLE 3– REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

Section 3.1 Representations and Warranties of Shareholder

Shareholder represents and warrants to Company as follows:

(a)	Power and Capacity. Shareholder has the corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement;

(b)

Due Authorization. The execution and delivery of this Agreement has been duly and validly authorized by Shareholder and no further corporate proceedings on the part of Shareholder are necessary to authorize this Agreement;

(c)

Enforceability. This Agreement has been duly and validly executed and delivered by Shareholder and is a valid and legally binding obligation of Shareholder enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency and other laws affecting creditors’ rights generally and to general principles of equity;

(d)

Title to Shares. Shareholder legally and beneficially owns and controls the Preferred Shares with a good and marketable title thereto free and clear of any liens, pledges, mortgages, charges, encumbrances and other security interests or claims of others; for greater certainty, the limited recourse securities pledge agreement executed by Shareholder on December 2, 2016 pursuant to which Shareholder pledged the Preferred Shares to Company shall be terminated concurrently with the execution of this Agreement;

(e)	No Other Purchase Agreement. No third party has any agreement or option or right capable of becoming an agreement or option for the purchase or acquisition of all or any part of the Preferred Shares;

(f)

No Order or Injunction. There is no order, injunction, decree, statute, rule, regulation, agreement or other instrument binding upon Shareholder that will be violated by the execution and delivery of this Agreement or will prevent the performance or satisfaction by Shareholder of any term or condition contained in this Agreement;

(g)	Approvals. All governmental, regulatory, corporate and other consents and approvals necessary or appropriate in respect of the transfer of the Preferred Shares have been obtained by Shareholder;

(h)

Compliance. The execution, delivery and performance of this Agreement by Shareholder will not constitute or result in a violation under any applicable law of any jurisdiction to which Shareholder is subject; and

(i)	Residency. Shareholder is not a non-resident of Canada for the purposes of the Act.

Section 3.2 Survival of Representations and Warranties

The representations and warranties of Shareholder set forth in this Article 3 will survive the completion of the sale and purchase of the Preferred Shares herein provided for and, notwithstanding such completion, will continue in full force and effect for the benefit of Company.

ARTICLE 4 – REPRESENTATIONS AND WARRANTIES OF COMPANY

Section 4.1 Representations and Warranties of Company

Company represents and warrants to Shareholder as follows:

(a)	Power and Capacity. Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement;

(b)

Due Authorization. The execution and delivery of this Agreement has been duly and validly authorized by Company and no further corporate proceedings on the part of Company are necessary to authorize this Agreement;

(c)

Enforceability. This Agreement has been duly and validly executed and delivered by Company and is a valid and legally binding obligation of Company enforceable against Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency and other laws affecting creditors’ rights generally and to general principles of equity; and

(d)

No Order or Injunction. There is no order, injunction, decree, statute, rule, regulation, agreement or other instrument binding upon Company that will be violated by the execution and delivery of this Agreement or will prevent the performance or satisfaction by Company of any term or condition contained in this Agreement;

Section 4.2 Survival of Representations and Warranties

The representations and warranties of Company set forth in this Article 4 will survive the completion of the sale and purchase of the Preferred Shares herein provided for and, notwithstanding such completion, will continue in full force and effect for the benefit of Shareholder.

ARTICLE 5– GENERAL

Section 5.1 Currency

All references in this Agreement to “dollars” or to “$” are expressed in Canadian currency unless otherwise specifically indicated.

Section 5.2 Further Assurances

Shareholder and Company will, from time to time, both before and after the date hereof, execute and deliver or cause to be executed and delivered to the other such documents and further assurances as may, in the reasonable opinion of the other, be necessary or advisable to give effect to this Agreement.

Section 5.3 Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the subject matter and supersedes all prior negotiations and understandings.

Section 5.4 Time

Time will be of the essence of this Agreement.

Section 5.5 Assignment

This Agreement will not be assigned by either party without the prior written consent of the other party.

Section 5.6 Governing Law and Attornment

This Agreement is governed by and will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. For the purpose of all legal proceedings, this Agreement will be deemed to have been performed in the Province of British Columbia and the courts of the Province of British Columbia will have jurisdiction to entertain any action arising under this Agreement. The parties each attorn to the jurisdiction of the Province of British Columbia.

Section 5.7 Benefit of the Agreement

This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Section 5.8 Survival

The representations and warranties in this Agreement or in any document delivered hereunder will survive the closing of the transaction of purchase and sale contemplated by this Agreement.

Section 5.9 Counterpart and Electronic Signatures

This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. Counterparts may be executed either in original, electronic or faxed form and the parties adopt any signatures so received as original signatures of the parties.

[Signature page follows]

IN WITNESS WHEREOF the parties have executed this Agreement.

CANADA GOOSE HOLDINGS INC.

Per:	/s/ Dani Reiss
Name:
Title:

Per:	/s/ Joshua Bekenstein
Name:
Title:

DTR LLC

Per:	/s/ Dani Reiss
Name:
Title:

[Share Redemption Agreement]